Summary Prospectus Supplement	February 28, 2023

Putnam Focused International Equity Fund
Summary Prospectus dated February 28, 2023

Effective immediately, the “Average annual total returns after sales charges” table under the heading Investments, risks, and performance - Performance is deleted in its entirety and replaced with the following:

Average annual total returns after sales charges
(for periods ended 12/31/22)

Share class	1 year	5 years	10 years
Class A before taxes	–22.86%	0.67%	5.77%
Class A after taxes on distributions	–23.26%	–0.83%	4.90%
Class A after taxes on distributions and sale of fund shares	–13.08%	0.64%	4.69%
Class B before taxes	–22.77%	0.82%	5.76%
Class C before taxes	–19.58%	1.09%	5.76%
Class R before taxes	–18.41%	1.60%	6.13%
Class R6 before taxes	–17.89%	2.25%	6.82%
Class Y before taxes	–17.94%	2.13%	6.67%
MSCI ACWI ex USA Index (ND) (no deduction for fees, expenses	–16.00%	0.88%	3.80%
or taxes, other than withholding taxes on reinvested dividends)
Putnam Focused International Equity Linked Benchmark (no	–16.00%	4.40%	7.96%
deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends)

The Putnam Focused International Equity Linked Benchmark represents the performance of the MSCI World Index (ND) through March 31, 2021, and the performance of the MSCI ACWI ex USA Index (ND) thereafter.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B and C share performance reflects conversion to class A shares after eight years.

Shareholders should retain this Supplement for future reference.

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